SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2000

                          Commission File No. 333-72305
                          ADVANCED GLASSFIBER YARNS LLC
             (Exact name of registrant as specified in its charter)
       DELAWARE                      3229                         58-2407014
 (State of formation)   (Primary Standard Industrial          (I.R.S. Employer
                        Classification Code Number)          Identification No.)

                        Commission File No. 333-72305-01
                                AGY CAPITAL CORP.
             (Exact name of registrant as specified in its charter)
       DELAWARE                      3229                         57-1072917
(State of incorporation)  (Primary Standard Industrial        (I.R.S. Employer
                           Classification Code Number)       Identification No.)

                    2556 WAGENER ROAD, AIKEN, SOUTH CAROLINA
              (Address of registrants' principal executive office)

                                      29801
                                   (Zip Code)

               Registrants' telephone number, including area code:
                                 (803) 643-1377


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ITEM 5.           OTHER EVENTS.

                  The purpose of this filing is to set forth an exhibit of Advanced Glassfiber Yarns LLC and AGY Capital Corp.

ITEM 7(C).        EXHIBIT.

                  99 Press Release Announcing the Appointment of Interim President, dated January 5, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ADVANCED GLASSFIBER YARNS LLC


                                              /s/ Catherine Cuisson
                                              ------------------------------
                                              Catherine Cuisson
                                              Chief Financial Officer
                                              (Principal Accounting Officer)

Dated: January 5, 2000

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AGY CAPITAL CORP.


                                              /s/ Catherine Cuisson
                                              ------------------------------
                                              Catherine Cuisson
                                              Chief Financial Officer
                                              (Principal Accounting Officer)

Dated: January 5, 2000